Filing pursuant to Rule 497(d) for The Hirtle Callaghan Trust
1933 Act File No. 33-87762
1940 Act File No. 811-8918

Supplement to Prospectus dated May 20, 1996 of The Hirtle Callaghan Trust

Westfield Capital Management, Inc. ("Westfield") currently serves as an Investment Manager of The Growth Equity Portfolio of The Hirtle Callaghan Trust. On August 13, 1997, Westfield announced that it had entered into an agreement with Boston Private Investment Management, Inc. ("BPIM") pursuant to which BPIM will acquire Westfield, subject to certain conditions ("Acquisition"). Following the Acquisition, Westfield will continue to operate as a separate business unit and is expected to retain its name, headquarters, management and portfolio managers. BPIM is a subsidiary of Private Bancorp, Inc., a bank holding company whose shares are publicly traded.

                The date of this Supplement is August 20, 1997